Exhibit 10.39

                             FINDER'S FEE AGREEMENT

THIS AGREEMENT is made as of the 25 day of February, 2004, AMONG:

U.S. Gold Corporation, a Colorado corporation, having an office at 2201 Kipling Sheet, Suite 100, Lakewood, Colorado 80215-1545(the "Corporation") AND: Meridian Capital Ltd., having an office at Suite 3400, Park Place, 666 Burrard Street, Vancouver, BC V6C 2X8 (the "Finder").

WHEREAS:

A. the Corporation wishes to raise up to $8,100,000.00 by the sale of Units with each Unit consisting of one (1) Common Share and one (1) Unit Warrant (the "Financing"); and

B. the Corporation has agreed to retain the Finder to introduce potential Accredited Investors to the Corporation to participate in the Financing upon the terms and conditions hereinafter set out.

NOW THEREFORE in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                     Part 1
                                 INTERPRETATION

1.1 For the purpose of this Agreement, including the recitals and any amendment hereto, the following words and phrases shall have the following meanings:

     (a) "Accredited Investor" means those persons as defined in Regulation D promulgated under the Securities Act of 1933 and those persons as defined in section 1.1 of Ontario Securities Commission Rule 45-501 and in section
     1.1 of multilateral Instrument 45-103 proclaimed in Canada;

     (b) "Closing" means the closing of the issue and sale of the Units as herein contemplated;

     (c) "Closing Date" means the date upon which the Closing occurs, or if more than one Closing, the dates on which the Closings occur, which date(s) shall be determined by the Corporation and shall in any event not be later than the last day of the Offering Period;

     (d)  "Commission" means the United State Securities and Exchange
          Commission;

     (e)  "Common Shares" means common shares in the capital of the Corporation;

     (f) "Disclosure Record" means all documents filed or published pursuant to the constatuting documents of the Corporation, all securities laws affecting the Corporation and the laws under which the Corporation is incorporated;

     (g) "Effective Date" means the date that the Registration Statement filed pursuant to Part 4 is first declared effective by the Commission;

     (h) "Filing Date" means with respect to the initial Registration Statement required to be filed to cover the resale of the Registerable Securities, the date that is 90 days following the Closing Date;

     (i)  "Finder's Fee" has the meaning ascribed thereto in section 3.1;

     (j) "Finder's Warrants" means the non-transferable share purchase warrants which entitle the Finder to purchase Common Shares in the aggregate, equal to 20% of the number of Units sold pursuant to the Financing, to be granted by the Corporation to the Finder in accordance with section 3.1;


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     (k)  "Misrepresentation" has the meaning ascribed thereto by applicable securities legislation;

     (l) "Offering Period" means a period from the date of this Agreement to the close of business on March 12, 2004;

     (m) "Registration Statement" means a registration statement covering the resale of the Registerable Securities not already covered by an existing and effective registration statement for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the Commission pursuant to the Securities Act of 1933;

     (n) "Registerable Securities" means the Common Shares comprising part of the Units and Common Shares issued upon exercise of the Unit Warrants as well as the Finder's Warrants, together with any securities issued upon any stock split, dividend or other distribution, recapitalization or similar event, or any conversion price adjustment with respect thereto;

     (o) "Time of Closing" means 10:00 a.m. on the Closing Date or such other time on the Closing Date as the Corporation agrees;

     (p) "US Persons" means those persons as defined in Regulation S promulgated under the Securities Act of 1933;

     (q) "Unit(s)" means up to 9,000,000 Units to be offered by the Corporation, each consisting of one (1) Common Share and one (1) Unit Warrant, for sale by the Corporation at an aggregate price of $0.90 per Unit;

     (r) "Unit Warrants" means the non-transferable share purchase warrants which will be included in the Units, each four (4) of which entitles the holder to purchase one Common Share for $1.25 , exercisable for a period of 2 years from the date of Closing;

     (s) "Work Fee" means the fee to be paid to the Finder pursuant to section 2.2.

1.2 For the purpose of this Agreement, all references to "Dollar" or "$" shall means U.S. funds, unless otherwise specified.

1.3 The headings of the Articles of this Agreement are inserted for convenience of reference only and shall not in any manner affect the construction or meaning of anything herein contained or govern the rights or liabilities of the parties hereto.

1.4 Words importing the singular number only shall include the plural and vice versa and words of gender shall entail all genders, including the neuter gender and words importing persons shall include companies, corporations, partnerships, syndicates, trusts and any number or aggregate of persons.

                                     Part 2
                             APPOINTMENT OF FINDER

2.1 The Corporation hereby appoints the Finder as its exclusive agent for the Financing, and the Finder hereby agrees to accept the appointment and agrees to use its commercially reasonable efforts to identify and introduce to the Corporation potential Accredited Investors to purchase up to 9,000,000 Units (the "Units") at a price of $0.90 per Unit. In no event shall the appointment of the Finder as agent for Corporation extend beyond the expiration of the Offering Period and in no event is the Finder authorized to act on behalf of the Corporation except as specifically set forth herein.

2.2 The Corporation shall pay to the Finder a work fee (the "Work Fee") of $10,000which is due and payable upon execution of this Agreement and which is non-refundable, the receipt of which is hereby acknowledged.

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2.3  The Finder acknowledges and agrees that the decision to accept an
     Accredited Investor introduced by the Finder in the Financing is at the sole discretion of the Corporation.

                                     Part 3
                                 FINDER'S FEES

3.1 In the event that an Accredited Investor is accepted by the Corporation, the Corporation agrees at the Time of Closing:

     (a) to pay to the Finder a cash fee equal to 8.5% of the total subscription actually received and accepted by the Corporation (the "Finder's Fee"); and

     (b) to issue the Finder share purchase warrants ("Finder's Warrant") which entitle the Finder to purchase in the aggregate that number of Common Shares of the Corporation equal to 20% of the number of Units sold to the Accredited Investors upon Closing.

     (c) Each Finder's Warrant shall be exercisable any time from the Closing Date until the expiration of two years from the Closing Date and shall entitle the Finder to purchase one Common Share of the Corporation at a price of $0.90 per Common Share. The Finder's warrant shall not be transferable by the Finder.

3.2 The Finder's Fee shall at the Time of Closing be paid by the Corporation to the Finder by wire transfer.

                                     Part 4
            REGISTRATION STATEMENT AND RELEASE OF SUBSCRIPTION FUNDS

4.1 The Corporation agrees to use its commercially reasonable efforts to register the Common Shares issued with the sale of Units and the Common Shares issuable upon exercise of the Unit Warrants and the Finders' Warrants, and to prepare and file a Registration Statement with the United States Securities and Exchange Commission (the "SEC") on or before the Filing Date covering the Common Shares included in any Units that are sold in the offering, the Common Shares underlying the Unit Warrants and the Common Shares underlying the Finder's Warrants. The Corporation shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission under the Securities Act of 1933 and to keep the Registration Statement current for 24 months after the Closing Date or such earlier date when the Common Share issued with the sale of Units and Common Shares issued upon exercise of the Unit Warrants and Finder's Warrants have been sold or may be sold with or without volume restrictions pursuant to Rule 144 as determined by counsel to the Corporation.

                                     Part 5
               REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

5.1 The Corporation represents and warrants to the Finder, and hereby acknowledges that the Finder is relying on such representations and warranties in entering into this Agreement as follows:

     (a) the Corporation has been duly incorporated and organized and is valid and subsisting and in good standing under the laws of its jurisdiction of incorporation and has all the requisite corporate power and capacity to carry on its business as now conducted and as presently proposed to be conducted;

     (b) the Corporation has full corporate power and authority to enter into this Agreement and assuming the due execution and performance by Finder, to perform its obligations set out herein and this Agreement has been duly authorized, executed and delivered by the Corporation and constitutes a legal, valid and binding obligation of the Corporation enforceable in accordance with the terms, subject to the general qualification that:

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          (i)  enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other laws affecting creditors' rights generally;

               (ii) equitable remedies, including the remedies of specific performance and injunctive relief are available only in the discretion of the applicable court; and

              (iii) rights to indemnity, contribution and waiver hereunder and the ability to sever unenforceable terms may be limited under applicable law;

     (c) the authorized capital of the Corporation and the issued capital of the Corporation is as disclosed in the Disclosure Record; all of the issued and outstanding securities have been duly issued in compliance with all applicable securities laws and are fully paid and non-assessable; and, no person, firm or corporation has any agreement or option, or right or privilege, whether preemptive or contractual, capable of becoming an agreement, including convertible securities, for the purchase, subscription or issuance of any unissued shares or other securities of the Corporation except as disclosed in the Disclosure Record;

     (d) there is no action, proceeding or investigation pending or to the best of its knowledge threatened against the Corporation before or by any federal, provincial, state, municipal, county or other governmental department, commission, board or agency, domestic or foreign, which may result in any material adverse change in the condition, financial or otherwise, of the Corporation, or which questions the validity of any action taken or to be taken by the Corporation pursuant to or in connection with this Agreement;

     (e) there is not, in the constituting documents or by-laws of the Corporation or in any agreement, mortgage, note, debenture, indenture or other instrument or document to which the Corporation is a party, any restriction upon or impediment to the declaration or payment of dividends by the directors of the Corporation or the payment of dividends by the Corporation to the holders of its Common Shares;

     (f) the audited Hfinancial statements of the Corporation, including the notes thereto, as contained in the Disclosure Record, present the financial position and condition of the Corporation as at the date thereof, in accordance with generally accepted accounting principle applicable in the United States ("GAAP") and reflect all material liabilities (absolute, accrued, contingent or otherwise) of the Corporation as at the date thereof in accordance with GAAP, and there has not been any material adverse change in such position or condition since such date except as described in the Disclosure Record;

     (g) no event of material default under the constituting documents, by-laws or resolutions of the Corporation or under any agreement or instrument to which the Corporation is a party, has occurred and no event which with the giving of notice or the passage of time or both would constitute an event of material default under the constituting documents, by-laws or resolutions of the Corporation or under any such agreement or instrument has occurred and is continuing;

     (h) subject to the Closing occurring at a minimum of US $5,000,000, the Corporation shall not issue or sell any Common Shares or financial instruments convertible or exchangeable into Common Shares of the Corporation other than for the purpose of employee, directors and qualified consultant stock options or stock grants (under the Non Qualified Option and Stock Grant Plan) or to satisfy instruments or agreements already existing as of the date hereof for period of 180 days from the Closing Date without the prior written consent of the Finder, such consent not to be unreasonably withheld;

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     (i)  except as disclosed herein, there is no person, firm or corporation acting or purporting to act for the Corporation entitled to any brokerage or finder's fee in connection with any of the transactions contemplated herein;

     (j) the execution and delivery by the Corporation of this Agreement and, assuming due performance and registration or qualification of the Finder, the performance of its obligations hereunder will not result in any breach or violation of, or be in conflict with, or constitute a default, under any term or provision of the constituting documents of the Corporation or any shareholders' or directors' resolutions of the Corporation, or any agreement to which the Corporation is a party or by which the Corporation or any of its property is bound, and this Agreement has been duly authorized, executed and delivered by the Corporation;

     (k) assuming due qualification and/or registration by the Finder, no approval, authorization, consent or other order of any governmental authority is required in connection with the execution and delivery or by the performance by the Corporation of this Agreement except requisite filings with the Commissions;

     (l) there is no order ceasing or suspending trading in securities of the Corporation or prohibiting the sale of such securities against the Corporation or, to the best of the Corporation's knowledge, after due inquiry: any of its directors, officers and promoters; any other companies that have common directors, officers and promoters; and no proceedings for this purpose have been instituted or are pending, contemplated or threatened;

     (m) all statements, facts, data, information and material made, furnished or provided from time to time by the Corporation in writing to the Finder relating to the Corporation are true and correct in all material respects as at the respective dates of said documents and all material facts relating to the Corporation have been fully disclosed to the Finder and such statements, facts, data, information and material did not and do not (except where modified or superseded by subsequently provided statements, facts, data, information and materials) contain an untrue statement of a material fact or omit to state a material fact necessary in order to make any statement or fact contained therein not misleading in light of the circumstances in which it was made; and

     (n) upon Closing, the Finder's Warrant will be validly created, authorized and delivered and the Common Shares will be validly authorized, allotted and reserved for issuance upon the exercise of the Finder's Warrant in accordance with its terms, and Common Shares will, when issued, be issued as fully paid and non-assessable securities and will be issued free and clear of all liens, charges and encumbrances of any kind whatsoever.

                                     Part 6
                          COVENANTS OF THE CORPORATION

6.1 Forthwith following execution of this Agreement, the Corporation will use, at its own expense, commercially reasonable efforts to take or cause to be taken all steps and proceedings that may be necessary under applicable securities legislation, including but not limited to, the filing and obtaining of an effective date for the Registration Statement in all applicable jurisdictions.

     (a) The Corporation covenants and agrees, notwithstanding the termination of this Agreement, to protect, indemnify and save harmless the Finder and its directors, officers and employees (collectively the "Indemnified Parties") from and against all losses, claims, damages, liabilities, valid costs or expenses as provided herein (other than loss of profits), in any way caused, sustained or incurred by reason of or resulting directly from:

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          (i)  any statement or information contained in or omitted from the
               Registration Statement, any amended Registration Statement and additional or ancillary material, information, evidence, return, report, application, statement, table or document that may be filed, or required to be filed, in connection with the Offering, except statements or information relating solely to or provided solely by the Finder, which, at the time and in light of the circumstances under which it was made, was false or misleading with respect to any material fact or which omits to state any material fact, the omission of which makes the statement false or misleading;

          (ii) any breach of the representations, warranties and covenants of the Corporation contained herein;

         (iii) any prohibition or restriction of trading in the securities of the Corporation or any prohibition affecting the distribution of the Common Shares which may be ordered by any one or more competent authorities if such prohibition is based on any statement or omission made by the Corporation in the Registration Statement, except statements or omissions relating solely to, provided or omitted by the Finder or the purchasers in the offering;

          (iv) the Registration Statement failing to comply with the requirements of securities laws affecting the Offering or by reason of the Corporation having failed to take or cause to be taken such steps or proceedings as were necessary to permit the lawful sale of the Common Shares as contemplated by the Registration Statement and as contemplated hereby excepted to the extent that the failure is caused by the Finder of the Accredited Investors; and

          (v) any formal inquiry or investigation, whether prior to or subsequent to Closing, into the affairs, records or accounts of the Corporation or into holdings of securities of the Corporation or transactions in securities of the Corporation, which is commenced or contemplated by securities regulations authorities except where same relates solely to the activities of the Finder.

     (b) If any matter or thing contemplated by section 6.2(a) shall be asserted against an Indemnified Party, the Indemnified Party shall notify the Corporation as soon as possible of the nature of such claim and the Corporation shall be entitled (but not required) to assume the defense of any suit brought to enforce such claim; provided however, that the defense shall be through legal counsel acceptable to the Indemnified Party, acting reasonably, and that no settlement may be made by the Corporation or the Indemnified Party without prior written consent of the other. If the Corporation assumes the defense of any such suit, the Indemnified Party shall continue to have the right to employ its own counsel, which shall be acceptable to the Corporation, in any proceeding relating to the claim contemplated by section 6.2(a) and the reasonable fees and expenses of such counsel shall be recoverable by the Indemnified Party from the Corporation to the extent that the same shall be covered by the indemnity in section 6.2(a) if:

          (i) the Indemnified Party has been advised by such counsel that there may be legal defenses available to it which are different from or additional to defenses available to the Corporation which counsel for the Corporation fails or refuses to assert;

          (ii) the Corporation shall not have undertaken the defense of such proceedings and employed counsel within fifteen (15) days after notice of commencement of such proceedings; or

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          (iii) the employment of such counsel has been authorized by the
               Corporation in connection with the defense of such proceedings.

     (c) To the extent that any Indemnified Party is not a party to this Agreement, the Finder shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

     (d) In the event that, for any reason, the indemnity provided for in this Section, is illegal or unenforceable, the Finder and the Corporation shall contribute to the aggregate of all losses, claims, costs, damages, expenses or liabilities of the nature provided in this Section such that the Finder shall be responsible for that portion represented by the percentage that the Finder's compensation herein bears to the gross proceeds from the Offering and the Corporation shall be responsible for the balance. Notwithstanding the foregoing, a party guilty of fraudulent misrepresentation shall not be entitled to indemnification or contribution from any other party. Any party entitled to indemnification or contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for indemnification or contribution may be made against another party or parties under this section, notify such party or parties from whom indemnification or contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this subsection unless such notice shall have been provided, but the omission to so notify such party shall not relieve the party from whom indemnification or contribution may be sought from any other obligation it may have otherwise than under this subsection. The right to contribution provided in this subsection shall be in addition to and not in derogation of any other right to contribution which the Finder or the Corporation, as the case may be, may have by statute or otherwise by law.

     (e) Notwithstanding the provisions of this section 6.2, the foregoing rights of indemnity shall not enure to an Indemnified Party if the Corporation has complied with the provisions of section 6.1 and the claim for indemnification relates to a person asserting a claim in respect of an alleged untrue statement in or alleged omission from the Registration Statement, or any amendment thereto, and such person was not provided with a copy of the document which corrects such alleged untrue statement or untrue omission and which is required, under applicable law, to be sent or delivered to such person by such Indemnified Party.

                                     Part 7
                            COVENANTS OF THE FINDER

7.1 The Finder covenants:

     (a) to comply with Rule 502(c) of Regulation D promulgated under the Securities Act of 1933 and not participate in any advertisement or general solicitation in connection with the Financing;

     (b) not to participate in any negotiations between the Corporation and Accredited Investors;

     (c)  not to perform any independent analysis of the Corporation;

     (d)  not to engage in any due diligence activities;

     (e) not to provide any advise in relation to the valuation of, or the financial advisability of such investment, by an Accredited Investor;

     (f) not to handle any funds or securities in respect of the Financing other than the Finder's Fee and Finder's Warrants pursuant to section
          3.1 hereof;

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     (g)  not to assist in or provide financing for such purchases; and

     (h) not to provide any information about the Corporation, unless authorized to an Accredited Investor to do so by the Corporation in writing;

     (i) not to issue any press release or other public announcement regarding the Offering without the written consent of the Corporation;

     (j) to indemnify the Corporation against any liabilities incurred by it in connection with the Offering caused by the acts or omissions of the Finder.

7.2 The Finder represents to the Corporation that:

     (a) there is a substantial and pre-existing relationship with the Accredited Investor and the Finder;

     (b) that the Finder reasonably believes that the US Persons are Accredited Investors and that he reasonably believes that purchasers in Canada are purchasing for investment purposes only and not with a view to resale or distribution.

     (c) Neither the Units, the Shares nor the shares underlying the warrants have been registered under the 1933 Act, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser hereto), and that such Shares and warrants must be held unless a subsequent disposition is registered under the 1933 Act or is exempt from such registration.

     (d) The Units, Unit Warrants, Finder's Warrants and all Common Shares shall bear the following or a substantially equivalent legend, unless same shall have been included in an effective registration statement under the 1933 Act:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED;

     (e) It has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

     (f) No agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merits for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Shares or the Warrants;

     (g) Purchaser has access to and has reviewed to the extent necessary, via United States Securities and Exchange Commission (the "Commission") Edgar data base, copies of the Company's Form 10-KSB/A for the year ended December 31, 2002 as filed with the Commission together with all subsequently filed forms 10-KSB, 10-QSB, 8-K, Proxy Statements, Registration Statement on Form SB-2 and all amendments thereto and other publicly available filings made with the Commission and has received from the Company such other information concerning its operations, financial condition and other matters as requested of the Company and Purchaser has considered all factors the Purchaser deems material in deciding on the advisability of investing in the Units;

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     (h)  The Units are being offered for sale only on a "private placement"
          basis;

     (i) The Units are being acquired by the Purchaser in good faith solely for the Purchaser's own account, for investment purposes only, and are not being purchased with a view to, or for the resale or distribution thereof; and

                                     Part 8
                                    CLOSING

8.1 Subject to the terms and conditions hereof, the Closing shall take place at the Time of Closing at the offices of the Corporation, or such other location in the City of Denver, in the State of Colorado.

8.2 At the Closing, the Corporation shall deliver to the Finder payment of the Finder's Fee and Finder's Warrant provided for in Part 3 hereof and payment of the balance owed in respect of the Expenses of the Finder.

                                     Part 9
                              TERM AND TERMINATION

9.1 This Agreement shall expire following expiration of the Offering Period on March 12, 2004 unless extended with the mutual written consent of the parties.

9.2 The Corporation may terminate this agreement prior to its expiration without prior notice for just cause, which shall include:

     (a) the Finder committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the reasonable opinion of the Corporation, make the Finder unsuitable to act on behalf of the Corporation; and

     (b) the Finder failing to comply with any terms of this Agreement with such failure not being rectified within fifteen (15) days of receipt of notice thereof from the Corporation.

     (c) no termination of this Agreement shall affect the rights of any party to pursue damages for breach of the Agreement by any other party.

9.3 Finder many terminate this agreement prior to its expiration without prior notice for just cause, which shall include;

     (a) the Corporation committing an act of bankruptcy or becoming involved in any fraud or dishonest or serious misconduct in circumstances that would, in the opinion of the Finder, make representation of the Corporation by the Finder unsuitable; and

     (b) the Corporation failing to comply with the terms of this Agreement with such failure not being rectified within fifteen (15) days of receipt of notice from the Finder.

     (c) no termination of this Agreement shall affect the rights of any party to pursue damages for breach of the Agreement by any other party.

                                    Part 10
                             EXPENSES OF THE ISSUE

10.1 Notwithstanding any termination of the Agreement or the cancellation of its obligations by the Finder pursuant to Part 9 hereof and, except as otherwise indicated herein, the Work Fee and costs and expenses of or incidental to the Offering, all other reasonable expenses incurred by the Finder in connection with the Offering and Registration Statement shall be paid by the Corporation whether or not the Offering is completed as contemplated, including the fees and disbursements of legal counsel to Finder, except that expenses in excess of aggregate US$10,000 shall require the prior written approval of the Corporation (the "Expenses"). The Corporation will pay the Work Fee, the Expenses incurred by the Finder's Fee from time to time as requested by the Finder by bank wire transfer to the Finder or counsel to the Finder or in such other manner as is acceptable to the Finder.

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                                    Part 11
                                    NOTICES

11.1 Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to have been given or made when delivered at the addresses of the relevant party set forth below or such other address as a party may stipulate in writing:

     (a)  to the Corporation at:

          U.S. Gold Corporation
          2201 Kipling Street, Suite 100
          Lakewood, Colorado  80215-1545
          Facsimile:      (303) 238-1724
          Attention:  Mr. William W. Reid

         with a copy to:

         Dufford & Brown, PC
         1700 Broadway, Suite 1700
         Denver, Colorado  80290-1701
         Facsimile:      (303) 832-3804
         Attention:  Mr. David J. Babiarz

     (b) to the Finder at:

         Meridian Capital Ltd.
         Suite 3400, Park Place
         666 Burrard Street
         Vancouver, BC  V6C 2X8
         Facsimile:      (604) 642-6194
         Attention:  Mr. Kevin Pollard

         with a copy to:

         Thomas, Rondeau
         Suite 1525-625 Howe Street
         Vancouver, BC  V6C 2T6
         Facsimile:      (604) 688-6995
         Attention:  Mr. Craig D. Thomas

                                     Part 12
                                  MISCELLANEOUS

12.1 Time shall be of the essence with respect to the terms and conditions of this Agreement.

12.2 This Agreement may be executed in several counterparts and may be represented by facsimile, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution, shall be deemed to bear the date above written.

12.3 All warranties, representations, covenants, indemnifications and agreements herein contained or contained in certificates or documents submitted pursuant to or in connection with the transactions herein along with all rights of action in connection therewith shall survive the Closing of the Offering and shall continue in full force and effect for a period of two years following the Closing Date for the benefit of the Finder and for the benefit of the Corporation.

12.4 This Agreement supersedes all other agreements, documents, writings and verbal understandings among the parties relating to the subject matter hereof and represents the entire agreement between the parties relating to the subject matter hereof.

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


12.5 This Agreement shall be construed and interpreted, and the rights and obligations of the parties arising hereunder governed, by the laws of the State of Colorado. The parties agree that the courts of Colorado shall have exclusive jurisdiction over any dispute, termination or breach of any kind or nature whatsoever arising out of or in connection with this Agreement.

12.6 All the terms and provisions of this Agreement shall be binding upon, shall enure to the benefit of, and shall be enforceable by and against the parties hereto and their respective successors and permitted assigns, but shall not be assignable, before or after the Time of Closing, without the written consent of the other parties hereto.

12.7 The Finder may waive in whole or in part any breach of, default under or non-compliance with any representation, warranty, term or condition hereof, or extend the time for compliance therewith.

IN WITNESS WHEREOF the parties hereto have executed this Agreement effective the day and year first above written.

US GOLD CORPORATION
Per: /s/ William W. Reid
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Chief Executive Officer, President and Chairman of the Board of Directors

MERIDIAN CAPITAL LTD.
----------------------
Per: /s/ Kevin Pollard




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